Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Las Vegas Railway Express, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Barron, Chief Executive Officer and Wanda Witoslawski, Chief Financial Officer hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 6, 2012

By: /s/ Michael A. Barron
       Michael A. Barron
       Chief Executive Officer

By: /s/ Wanda Witoslawski
       Wanda Witoslawski
       Chief Financial Officer